                                  Exhibit 99.2

               Series 1999-1 Monthly Certificateholders' Statement
                         for the month of January 2002

                                                                   Series 1999-1

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:


           Date of the Certificate             February 10, 2002
           Monthly Period ending                January 31, 2002
           Determination Date                  February 10, 2002
           Distribution Date                   February 15, 2002


-----------------------------------------------------------------------------------------------------------------
                                                  General
=================================================================================================================
101 Amortization Period                                                                         No        101
102 Early Amortization Period                                                                   No        102
103 Class A Investor Amount paid in full                                                        No        103
104 Class B Investor Amount paid in full                                                        No        104
105 Collateral Interest Amount paid in full                                                     No        105
106 Saks Incorporated is the Servicer                                                           Yes       106


-----------------------------------------------------------------------------------------------------------------
                                               Investor Amount
=================================================================================================================
                                                                                         as of the end of
                                                          as of the end of the             the relevant
                                                          prior Monthly Period            Monthly Period
                                                          --------------------           ----------------
107 Series 1999-1 Investor Amount                             $  378,375,000   107(a)     $ 378,375,000   107(b)
108 Class A Investor Amount                                   $  280,000,000   108(a)     $ 280,000,000   108(b)
109 Class B Investor Amount                                   $   30,275,000   109(a)     $  30,275,000   109(b)
110 Collateral Interest Amount                                $   68,100,000   110(a)     $  68,100,000   110(b)

111 Series 1999-1 Adjusted Investor Amount                    $  378,375,000   111(a)     $ 378,375,000   111(b)
112 Class A Adjusted Investor Amount                          $  280,000,000   112(a)     $ 280,000,000   112(b)
113 Principal Account Balance with respect to
    Class A                                                   $            -   113(a)     $           -   113(b)
114 Class B Adjusted Investor Amount                          $   30,275,000   114(a)     $  30,275,000   114(b)
115 Principal Account Balance with respect to
    Class B                                                   $            -   115(a)     $           -   115(b)
116 Collateral Interest Adjusted Amount                       $   68,100,000   116(a)     $  68,100,000   116(b)
117 Principal Account Balance with respect to the
    Collateral Interest                                       $            -   117(a)     $           -   117(b)

118 Class A Certificate Rate                                                                    2.04000%  118
119 Class B Certificate Rate                                                                    2.25000%  119

                                                                                          as of the end of
                                                             for the relevant               the relevant
                                                               Monthly Period              Monthly Period
                                                             ----------------             ----------------

120 Series 1999-1 Investor Percentage with respect
    to Finance Charge Receivables                                  27.22%      120(a)           30.04%    120(b)
121 Class A                                                        20.15%      121(a)           22.23%    121(b)
122 Class B                                                         2.18%      122(a)            2.40%    122(b)
123 Collateral Interest                                             4.90%      123(a)            5.41%    123(b)

124 Series 1999-1 Investor Percentage with respect
    to Principal Receivables                                       27.22%      124(a)           30.04%    124(b)
125 Class A                                                        20.15%      125(a)           22.23%    125(b)
126 Class B                                                         2.18%      126(a)            2.40%    126(b)
127 Collateral Interest                                             4.90%      127(a)            5.41%    127(b)

128 Series 1999-1 Investor Percentage with respect
    to Allocable Amounts                                           27.22%      128(a)           30.04%    128(b)
129 Class A                                                        20.15%      129(a)           22.23%    129(b)
130 Class B                                                         2.18%      130(a)            2.40%    130(b)
131 Collateral Interest                                             4.90%      131(a)            5.41%    131(b)


                                                                                                      Page 1 of 5

                                                                                                    Series 1999-1
-----------------------------------------------------------------------------------------------------------------
                                            Series 1999-1 Investor Distributions
=================================================================================================================
132 The sum of the daily allocations of collections of Principal
    Receivables for the relevant Monthly Period                                           $         -     132
133 Class A distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                               $         -     133
134 Class B distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                               $         -     134
135 Collateral Interest distribution of collections of Principal
    Receivables per $1,000 of original principal amount                                   $         -     135
136 Class A distribution attributable to interest per $1,000 of
    original principal amount                                                             $      1.76     136
137 Class B distribution attributable to interest per $1,000 of
    original principal amount                                                             $      1.94     137
138 Collateral Interest distribution attributable to interest per
    $1,000 of original principal amount                                                   $      1.59     138
139 Monthly Servicing Fee for the next succeeding Distribution
    Date per $1,000 of original principal amount                                          $      1.67     139

------------------------------------------------------------------------------------------------------------------
                                           Collections Allocated to Series 1999-1
==================================================================================================================

140 Series allocation of collections of Principal Receivables                             $82,916,441     140
141 Class A                                                                               $61,358,714     141
142 Class B                                                                               $ 6,634,411     142
143 Collateral Interest                                                                   $14,923,316     143

144 Series allocation of collections of Finance Charge
    Receivables                                                                           $ 6,887,780     144
145 Class A                                                                               $ 5,097,003     145
146 Class B                                                                               $   551,113     146
147 Collateral Interest                                                                   $ 1,239,664     147

    Available Funds
    ---------------
148 Class A Available Funds                                                               $ 5,097,003     148
149 The amount to be withdrawn from the Reserve Account to
    be included in Class A Available funds                                                $         -     149
150 Principal Investment Proceeds to be included in Class A
    Available Funds                                                                       $         -     150
151 The amount of investment earnings on amounts held in the
    Reserve Account to be included in Class A Available funds                             $         -     151

152 Class B Available Funds                                                               $   551,113     152
153 The amount to be withdrawn from the Reserve Account to
    be included in Class B Available funds                                                $         -     153
154 Principal Investment Proceeds to be included in Class B
    Available Funds                                                                       $         -     154

155 Collateral Interest Available Funds                                                   $ 1,239,664     155
156 The amount to be withdrawn from the Reserve Account to
    be included in Collateral Interest Available Funds                                    $         -     156
157 Principal Investment Proceeds to be included in Collateral
    Interest Available Funds                                                              $         -     157

-----------------------------------------------------------------------------------------------------------------
                                                 Application of Collections
=================================================================================================================

    Class A
    -------
158 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution date                                                                     $   491,867     158
159 If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee for the related Distribution
    Date                                                                                  $         -     159
160 Class A Allocable Amount                                                              $ 1,073,548     160
161 An amount to be included in the Excess Spread                                         $ 3,531,589     161

                                                                                                      Page 2 of 5

                                                                                                    Series 1999-1
    Class B
    -------
162 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution date                                                                     $    58,658     162
163 If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing fee for the related Distribution
    Date                                                                                  $         -     163
164 An amount to be included in the Excess Spread                                         $   492,456     164

    Collateral Interest
    -------------------
165 If Saks Incorporated is no longer the Servicer, an amount equal to Collateral Interest Servicing fee for the related
    Distribution Date                                                                     $         -     165
166 An amount to be included in the Excess Spread                                         $ 1,239,664     166

167 Available Excess Spread                                                               $ 5,263,708     167
168 Available Shared Excess Finance Charge Collections                                    $         -     168
169 Total Cash Flow available for Series 1999-1 waterfall                                 $ 5,263,708     169

170 Fund any Class A Required Amount                                                      $         -     170
171 Class A Investor Charge Offs which have not been
    previously reimbursed                                                                 $         -     171
172 Class B Required Amount to the extent attributable to line
    162 and line 163                                                                      $         -     172
173 Class B Allocable Amount                                                              $   116,077     173
174 Excess of the Required Reserve Account Amount over the
    amount held in the Reserve Account                                                    $         -     174
175 An amount equal to any unreimbursed reductions of the
    Class B Investor Amount, if any, due to: (i) Class B Investor
    Charge Offs; (ii) Reallocated Principal Collections; (iii)
    reallocations of the Class B Investor Amount to the Class A
    Investor Amount                                                                       $         -     175
176 Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid
    to holders of the Collateral Interest plus additional interest                        $   108,292     176
177 Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts previously due but not
    distributed to the Servicer                                                           $   630,625     177
178 Collateral Interest Allocable Amount                                                  $   261,102     178
179 Any unreimbursed reductions of the Collateral Interest
    Amount, if any, due to: (i) Collateral Interest Charge
    Offs; (ii) Reallocated Principal Collections; (iii)
    reallocations of the Collateral Interest Amount to the Class
    A or Class B Investor Amount                                                          $         -     179
180 Excess of the Required Spread Account Amount over the
    available Spread Account Amount                                                       $         -     180
181 The aggregate of any other amounts, if any, then due to the
    Collateral Interest Holder                                                            $         -     181
182 Shared Excess Finance Charge Collections                                              $ 4,147,612     182

-----------------------------------------------------------------------------------------------------------------
                                      Determination of Monthly Principal
=================================================================================================================

183 Available Principal Collections held in the Collection
    Account                                                                               $82,916,441     183
184 Controlled Deposit Amount for the Monthly Period                                      $         -     184
185 Deficit Controlled Accumulation Amount                                                $         -     185
186 Principal Collections deposited for the Monthly Period                                $         -     186

187 Class A Monthly Principal                                                             $         -     187

188 Class B Monthly Principal (only after payout of Class A or
    the accumulation of the Class A Investor Amount)                                      $         -     188
189 Available Principal Collections held in the Collection
    Account less portion of such Collections applied to Class A
    Monthly Principal                                                                     $82,916,441     189
190 Controlled Deposit Amount less Class A Monthly Principal                              $         -     190

191 Collateral Interest Monthly Principal (only after payout of
    Class A and Class B or the accumulation of the Class A and
    Class B Investor Amount)                                                              $         -     191
192 Available Principal Collections held in the Collection
    Account less portion of such Collections applied to Class A
    and Class B Monthly Principal                                                         $82,916,441     192
193 Controlled Deposit Amount less Class A and Class B
    Monthly Principal                                                                     $         -     193

                                                                                                      Page 3 of 5


                                                                                                    Series 1999-1
-----------------------------------------------------------------------------------------------------------------
                                      Reallocated Principal Collections
=================================================================================================================
194 Reallocated Principal Collections                                                     $        -      194
195 Collateral Subordinated Principal Collections (to the extent
    needed to fund Required Amounts)                                                      $        -      195
196 Class B Subordinated Principal Collections (to the extent
    needed to fund Required Amounts)                                                      $        -      196

-----------------------------------------------------------------------------------------------------------------
                  Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
=================================================================================================================

                                                                        %                   Amount
                                                                      -----               ----------
197 Series 1999-1 Default Amount                                      27.22%     197(a)   $1,450,727      197(b)
198 Class A Investor Default Amount                                   20.15%     198(a)   $1,073,548      198(b)
199 Class B Investor Default Amount                                    2.18%     199(a)   $  116,077      199(b)
200 Collateral Interest Default Amount                                 4.90%     200(a)   $  261,102      200(b)

201 Series 1999-1 Adjustment Amount                                                       $        -      201
202 Class A Adjustment Amount                                                             $        -      202
203 Class B Adjustment Amount                                                             $        -      203
204 Collateral Interest Adjustment Amount                                                 $        -      204

205 Series 1999-1 Allocable Amount                                                        $1,450,727      205
206 Class A Allocable Amount                                                              $1,073,548      206
207 Class B Allocable Amount                                                              $  116,077      207
208 Collateral Interest Allocable Amount                                                  $  261,102      208

-----------------------------------------------------------------------------------------------------------------
                                      Required Amounts
=================================================================================================================

209 Class A Required Amount                                                               $       --      209
210 Class A Monthly Interest for current Distribution Date                                $  491,867      210
211 Class A Monthly Interest previously due but not paid                                  $        -      211
212 Class A Additional Interest for prior Monthly Period or
    previously due but not paid                                                           $        -      212
213 Class A Allocable Amount for current Distribution Date                                $1,073,548      213
214 Class A Servicing Fee (if Saks Incorporated is no longer the
    Servicer)                                                                             $        -      214

215 Class B Required Amount                                                               $        -      215
216 Class B Monthly Interest for current Distribution Date                                $   58,658      216
217 Class B Monthly Interest previously due but not paid                                  $        -      217
218 Class B Additional Interest for prior Monthly Period or
    previously due but not paid                                                           $        -      218
219 Class B Servicing Fee (if Saks Incorporated is no longer the
    Servicer)                                                                             $        -      219
220 Excess of Class B Allocable Amount over funds available to
    make payments                                                                         $        -      220

221 Collateral Interest Required Amount                                                   $        -      221
222 Collateral Monthly Interest for current Distribution Date                             $  108,292      222
223 Collateral Monthly Interest previously due but not paid                               $        -      223
224 Collateral Interest Additional Interest for prior Monthly
    Period or previously due but not paid                                                 $        -      224
225 Collateral Servicing Fee (if Saks Incorporated is no longer
    the Servicer)                                                                         $        -      225
226 Excess of Collateral Interest Allocable Amount over funds
    available to make payments                                                            $        -      226

-----------------------------------------------------------------------------------------------------------------
                                        Reduction of Investor Amounts
=================================================================================================================

    Class A
    -------
227 Class A Investor Amount reduction                                                     $        -      227
228 Class A Investor Charge Off                                                           $        -      228

    Class B
    -------
229 Class B Investor Amount reduction                                                     $        -      229
230 Class B Investor Charge Off                                                           $        -      230
231 Reductions of the Class B Investor Amount due to Class A
    Allocable Amount                                                                      $        -      231
232 Reallocated Principal Collections applied to Class A                                  $        -      232

                                                                                                      Page 4 of 5



                                                                                                    Series 1999-1


    Collateral Interest
    -------------------
233 Collateral Interest Amount reduction                                                  $           -   233
234 Collateral Interest Charge Off                                                        $           -   234
235 Reductions of the Collateral Interest Amount due to Class A
    and Class B Allocable Amounts                                                         $           -   235
236 Reallocated Principal Collections applied to Class A and
    Class B                                                                               $           -   236

-----------------------------------------------------------------------------------------------------------------
                                                  Servicing Fee
=================================================================================================================

237 Series 1999-1 Servicing Fee                                                           $     630,625   237
238  Class A Servicing Fee                                                                $     466,667   238
239  Class B Servicing Fee                                                                $      50,458   239
240  Collateral Interest Servicing Fee                                                    $     113,500   240

-----------------------------------------------------------------------------------------------------------------
                                                 Reserve Account
=================================================================================================================

241 Required Reserve Account Amount (As of February 15,
    2002)                                                                                 $5,675,625.00   241
242 Reserve Account reinvestment rate (if applicable)                                               N/A   242
243 Reserve Account reinvestment earnings                                                           N/A   243
244 Reserve Account balance (As of February 15, 2002)                                     $5,675,625.00   244

245 Accumulation Period Length                                                                 3 months   245

-----------------------------------------------------------------------------------------------------------------
                                                 Excess Spread
=================================================================================================================

246 Portfolio Yield for Monthly Period (excluding Shared
    Excess Finance Charge Collections from other Series)                                          16.69%  246
247 Base Rate for Monthly Period                                                                   4.02%  247
248 Portfolio Yield minus Base Rate for such Monthly Period                                       12.67%  248
249 Three month average of Portfolio Yield minus Base Rate                                        12.58%  249

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of February, 2002.

    Saks Incorporated,
    as Servicer

    By /s/ Scott A. Honnold
       ------------------------------

    Name:  Scott A. Honnold
    Title: Vice President and Treasurer

                                                                                                  Page 5 of 5